Long term Investments (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2023	Dec. 31, 2022
Long-term Investments.
Equity securities without readily determinable fair value	¥ 730,644	¥ 558,004
Equity securities with readily determinable fair values	294,561	12,966
Equity investments accounted for using the equity method	160,526	155,053
Long-term time deposits	409,645	707,853
Long-term financial instruments	0	50,615
Total Long-term Investments	¥ 1,595,376	¥ 1,484,491